UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2015

American Realty Capital — Retail Centers of America, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-55198	27-3279039
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 14th Floor New York, New York 10022
(Address, including zip code, of Principal Executive Offices) Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Edward M. Weil, Jr. as Chief Executive Officer, President and Chairman of the Board of Directors to Replace William M. Kahane

On December 30, 2015, the board of directors (the “Board”) of American Realty Capital – Retail Centers of America, Inc. (the “Company”) appointed Edward M. Weil, Jr. to serve as chief executive officer and president of the Company, effective as of that same date.  Mr. Weil will also serve as chief executive officer and president of the Company’s advisor. Also on December 30, 2015, the Board appointed Mr. Weil to serve as a director of the Company and the chairman of the Board, effective as of that same date. There are no related party transactions involving Mr. Weil that are reportable under Item 404(a) of Regulation S-K other than through his non-controlling interest in AR Capital, LLC (“ARC”), the parent of the Company’s sponsor. The Company’s transactions with ARC are described in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission on April 30, 2015.

Effective upon, and in connection with, the appointment of Mr. Weil, William M. Kahane resigned from his roles as chief executive officer and president of the Company and the Company’s advisor and as a member of the Board and chairman of the Board. Mr. Kahane did not resign from these roles pursuant to any disagreement with the Company.

Mr. Weil, 48, previously served as executive vice president and secretary of the Company from its formation in July 2010 until March 2012 and as president, chief operating officer and secretary of the Company from March 2012 until November 2014. He also previously served as executive vice president of the Company’s advisor from its formation in May 2010 until March 2012 and as president, chief operating officer and secretary of the Company’s advisor from March 2012 until November 2014. Mr. Weil has served as president, chief operating officer, treasurer and secretary of American Realty Capital Global Trust II, Inc. (“ARC Global II”), the ARC Global II advisor and the ARC Global II property manager from their respective formations in April 2014 until October 2014. Mr. Weil served as an executive officer of American Realty Capital Trust, Inc. (“ARCT”), the ARCT advisor and the ARCT property manager from their formation in August 2007 through March 2012. Mr. Weil served as an executive officer of New York REIT, Inc. (“NYRT”), the NYRT advisor and the NYRT property manager from their formation in October 2009 until November 2014. He served as the executive vice president and secretary of the advisor of Phillips Edison Grocery Center REIT I, Inc. from its formation in December 2009 until December 2014. Mr. Weil served as an executive officer of American Realty Capital Healthcare Trust, Inc. (“ARC HT”), the ARC HT advisor and the ARC HT property manager from their formation in August 2010 until January 2015 when ARC HT closed its merger with Ventas, Inc. Mr. Weil served as a director of American Realty Capital Trust III, Inc. (“ARCT III”) beginning in February 2012 and as an executive officer of ARCT III, the ARCT III advisor and the ARCT III property manager from their formation in October 2010 until the close of ARCT III’s merger with VEREIT, Inc., formerly known as American Realty Capital Properties, Inc. (“ARCP”), in February 2013. Mr. Weil has served as chief executive officer and president of American Realty Capital Daily Net Asset Value Trust, Inc. (“ARC DNAV”), the ARC DNAV advisor and the ARC DNAV property manager since December 2015 and has served as a director of ARC DNAV since November 2015. Mr. Weil also previously served as an executive officer of ARC DNAV, the ARC DNAV advisor and the ARC DNAV property manager from their formation in September 2010 until November 2014, and served as a director of ARC DNAV from September 2010 until August 2014. Mr. Weil served as a director of ARCP from March 2012 until June 2014. Mr. Weil also served as an executive officer of ARCP from its formation in December 2010 until February 2013. Mr. Weil was an executive officer of Global Net Lease, Inc. (“GNL”), the GNL advisor and the GNL property manager from their formation in July 2011, July 2011 and January 2012, respectively, until October 2014 and served as a director of GNL from May 2012 to September 2014. Mr. Weil served as the president, chief operating officer, treasurer and secretary of American Realty Capital Trust IV, Inc. (“ARCT IV”), the ARCT IV advisor and the ARCT IV property manager from their formation in February 2012 until the close of ARCT IV’s merger with ARCP in January 2014. Mr. Weil served as a director of ARCT IV from January 2014 until the close of its merger with ARCP in January 2014. Mr. Weil served as the president, treasurer and secretary of Healthcare Trust, Inc. (“HTI”), the HTI advisor and the HTI property manager from their formation in October 2012 until November 2014, and served as their chief operating officer from October 2012 through March 2014. Mr. Weil has served as the executive chairman and a member of the board of directors of American Realty Capital New York City REIT, Inc. since November 2015. Mr. Weil served as the president, treasurer and secretary of Realty Finance Trust, Inc. and it advisor from November 2012 until January 2013. Since November 2015, Mr. Weil has served as the executive chairman and a member of the board of directors of American Finance Trust, Inc. (“AFIN”), as well as the chief executive officer and president of AFIN, the AFIN advisor and the AFIN property manager. Mr. Weil previously served as president, chief operating officer, treasurer and secretary of AFIN, the AFIN advisor and the AFIN property manager from their formation in January 2013 until November 2014, and served as a director of AFIN from January 2013 to September 2014. Mr. Weil has served as a director of Business Development Corporation of America (“BDCA”) since December 2015 and has served as the executive vice president and secretary of the BDCA advisor since its formation in June 2010. Mr. Weil served as president, chief operating officer, treasurer and secretary of the advisor of Phillips Edison — ARC Grocery Center REIT II, Inc. from July 2013 until October 2014. Mr. Weil has served as a member of the board of managers of the sub-property manager of American Realty Capital Hospitality Trust, Inc. from August 2013 until November 2014. Mr. Weil served as chief executive officer and president of the general partner of American Energy Capital Partners — Energy Recovery Program, LP from its formation in October 2013 until November 2014. Mr. Weil served as a director of RCS Capital Corporation (“RCAP”) from February 2013 until December 2015 and served as president, treasurer, and secretary of RCAP from February 2013 until November 2015 and as chief executive officer from September 2014 until November 2015. Mr. Weil served as president, chief operating officer, treasurer and secretary of American Realty Capital — Retail Centers of America II, Inc. (“ARC RCA II”), and as president, chief operating officer, treasurer and secretary of the ARC RCA II advisor and property manager from their respective formations in April 2014 until October 2014. Mr. Weil has served as the executive chairman and a member of the board of directors of American Realty Capital Healthcare Trust III, Inc. (“ARC HT III”) since November 2015. Mr. Weil served as president, chief operating officer, treasurer and secretary of ARC HT III, the ARC HT III advisor and property manager from their respective formations in April 2014 until November 2014. Mr. Weil was formerly the senior vice president of sales and leasing for American Financial Realty Trust (“AFRT”) from April 2004 to October 2006, where he was responsible for the disposition and leasing activity for a 33 million square foot portfolio of properties. Under the direction of Mr. Weil, his department was the sole contributor in the increase of occupancy and portfolio revenue through the sales of over 200 properties and the leasing of over 2.2 million square feet, averaging 325,000 square feet of newly executed leases per quarter. After working at AFRT, from October 2006 to May 2007, Mr. Weil was managing director of Milestone Partners Limited and prior to joining AFRT, from 1987 to April 2004. Mr. Weil was president of Plymouth Pump & Systems Co. Mr. Weil attended George Washington University. Mr. Weil holds FINRA Series 7, 24 and 63 licenses.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL – RETAIL CENTERS OF AMERICA, INC.

Date: January 6, 2016	By:	/s/ Edward M. Weil, Jr.
Edward M. Weil, Jr. Chief Executive Officer and President